EXHIBIT  23.1





                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the use in this Form 10-KSB of our report dated July 12, 2002, relating to the consolidated financial statements of World Diagnostics, Inc. and Subsidiary.


                         CERTIFIED  PUBLIC  ACCOUNTANTS





July  12,  2002
Miami  Beach,  Florida